UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2004

QUANEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas 77027
(Address of principal executive offices)

Registrant's telephone number, including area code:   713-961-4600

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Modification to Rights of Security Holders

On September 15, 2004, pursuant to approval by its Board of Directors, Quanex Corporation entered into a Third Amended and Restated Rights Agreement by and between Quanex Corporation (the "Company") and Wells Fargo Bank, N.A. (the "Rights Agent"), which effected certain modifications to the Company's existing Second Amended and Restated Rights Agreement, dated as of April 15, 1999. The Third Amended and Restated Rights Agreement amends the Second Amended and Restated Rights Agreement by changing the rights agent from American Stock Transfer & Trust Co. to Wells Fargo Bank, N.A.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibit 4.1. THIRD AMENDED AND RESTATED RIGHTS AGREEMENT

Exhibit Index
4.1.	THIRD AMENDED AND RESTATED RIGHTS AGREEMENT

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION (Registrant)
September 17, 2004 (Date)	/s/ KEVIN P. DELANEY Kevin P. Delaney Vice President - General Counsel and Secretary